                           GARDEN STATE NEWSPAPERS, INC.

                                    $200,000,000

                      8 5/8% SENIOR SUBORDINATED NOTES DUE 2011

                                 PURCHASE AGREEMENT

                                                                  March 10, 1999

GOLDMAN, SACHS & CO.
BNY CAPITAL MARKETS, INC.
NATIONSBANC MONTGOMERY SECURITIES LLC
FIRST UNION CAPITAL MARKETS CORP.
c/o Goldman, Sachs & Co.
85 Broad Street
New York, New York  10004

Dear Ladies and Gentlemen:

          Garden State Newspapers, Inc., a Delaware corporation (the "COMPANY"), hereby confirms its agreement with the Initial Purchasers named in Schedule I hereto (the "INITIAL PURCHASERS"), as set forth below.

          1. THE SECURITIES. Subject to the terms and conditions herein contained, the Company proposes to issue and sell to the Initial Purchasers $200,000,000 aggregate principal amount of its 8 5/8% Senior Subordinated Notes due 2011 (the "NOTES"). The Notes are to be issued under an Indenture, dated as of March 16, 1999 (the "INDENTURE") by and between the Company and The Bank of New York, as trustee (the "TRUSTEE").

          The Notes will be offered and sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the "ACT"), in reliance on exemptions therefrom.

          In connection with the offer and sale of the Notes, the Company has prepared a preliminary offering circular dated March 3, 1999 (the "PRELIMINARY OFFERING CIRCULAR") and a final offering circular dated the date hereof (the "FINAL OFFERING CIRCULAR"; the Preliminary Offering Circular and the Final Offering Circular herein being referred to collectively as the "OFFERING CIRCULAR"), each setting forth or including descrip-

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                                        -2-


tions of the terms of the Notes, the terms of the offering and a description of the Company.

          The Company understands that the Initial Purchasers propose to make an offering of the Notes only on the terms and in the manner set forth in the Final Offering Circular and Section 8 hereof as soon as the Initial Purchasers deem advisable after this Agreement has been executed and delivered, to persons whom the Initial Purchasers reasonably believe to be qualified institutional buyers ("QUALIFIED INSTITUTIONAL BUYERS" or "QIBs") as defined in Rule 144A under the Act, as such rule may be amended from time to time ("RULE 144A").

          The Initial Purchasers and their direct and indirect transferees of the Notes will be entitled to the benefits of the Registration Rights Agreement, substantially in the form attached hereto as EXHIBIT A (the "REGISTRATION RIGHTS AGREEMENT"), to be dated as of the Closing Date (as defined in Section 3 below), pursuant to which the Company will agree, among other things, to file a registration statement (the "REGISTRATION STATEMENT") with the Securities and Exchange Commission (the "COMMISSION") registering the Notes and/or the Exchange Notes (as defined in the Registration Rights Agreement) under the Act.

          2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to and agrees with each of the Initial Purchasers that:

          (a) Neither the Preliminary Offering Circular as of the date thereof nor the Final Offering Circular as of the date thereof and at all times subsequent thereto up to the Closing Date contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section 2(a) do not apply to statements or omissions made in reliance upon and in conformity with information relating to the Initial Purchasers furnished to the Company in writing by the Initial Purchasers expressly for use in the Preliminary Offering Circular, the Final Offering Circular.

          (b) Each of the Company and its subsidiaries has been duly incorporated and is validly existing in good standing as a corporation under the laws of its jurisdiction of incorporation, with all requisite corporate power

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                                        -3-


     and authority to own its properties and conduct its businesses as now conducted as described in the Offering Circular, and is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions where the ownership or leasing of its properties or the conduct of its businesses requires such qualification, except where the failure to be so qualified could not reasonably be expected to have a material adverse effect on the business, condition (financial or other), results of operations or prospects of the Company and its subsidiaries, taken as a whole (a "MATERIAL ADVERSE EFFECT").

          (c) The Company has the authorized, issued and outstanding capitalization set forth in the Offering Circular, the outstanding shares of capital stock of the Company and each of its subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights; and except as specifically set forth in the Offering Circular, all of the outstanding shares of capital stock of the Company and each of its subsidiaries are free and clear of all liens, encumbrances, equities and claims or restrictions on transferability (other than those imposed by the Act and the securities or "Blue Sky" laws of certain jurisdictions) or voting. Except for the stock of the subsidiaries and as specifically set forth in the Offering Circular, the Company does not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities or have any equity interest in any firm, partnership, joint venture or other entity. No holders of securities of the Company or any of its subsidiaries or Affiliates (as defined in the Indenture) are entitled to have such securities registered under the Registration Statement or, to the extent so entitled, written waivers have been obtained.

          (d) The Notes, the Exchange Notes and the Private Exchange Notes (as defined in the Registration Rights Agreement) have each been duly authorized by the Company and, when (i) the pertinent provisions of state securities and "Blue Sky" laws have been complied with; (ii) the Notes have been executed by the Company and authenticated by the Trustee in accordance with the provisions of the Indenture, (iii) the Notes have been issued, sold, paid for, and delivered in accordance with the terms of this Agreement, will constitute valid and legally binding obligations of the Company entitled to the benefits the Indenture, and will be enforceable in accordance with their


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     terms, except enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and
     (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

          (e) The Company (and to the extent necessary, its subsidiaries and Affiliates) has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and the Indenture and to consummate the transactions contemplated hereby; this Agreement and the Indenture have each been duly authorized by the Company and, in the case of the Indenture, meets the requirements for qualification under the Trust Indenture Act of 1939 (the "TIA"). This Agreement and the Indenture when executed and delivered by the Company (assuming the due authorization, execution and delivery by the other parties hereto), will each constitute a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

          (f) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under the Registration Rights Agreement. The Registration Rights Agreement has been duly and validly authorized by the Company and, when executed and delivered by the Company, will constitute a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

          (g) No consent, approval, authorization or order of any court or governmental agency or body, or third party is required for the issuance and sale of the Notes or the consummation by the Company of the transactions contemplated hereby, except such as have been obtained and such

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                                        -5-


     as may be required under state securities or "Blue Sky" laws and applicable federal securities laws in connection with the registration of the Exchange Notes with the Commission and in connection with the purchase and resale of the Notes by the Initial Purchasers. Both before and after giving effect to the Offering and the transactions contemplated hereby, neither the Company nor any of its subsidiaries or Affiliates is (i) in violation of its certificate of incorporation or bylaws, (ii) in violation of any statute, judgment, decree, order, rule or regulation applicable to the Company or any of its subsidiaries or Affiliates, which violation could reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect, or (iii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, permit, certificate, contract or other agreement or instrument to which it is a party or to which it is subject, which default could reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect.

          (h) The execution, delivery and performance by the Company of this Agreement, the Indenture and the Registration Rights Agreement and the consummation by the Company and its subsidiaries and Affiliates of the transactions contemplated hereby and thereby (including, without limitation, the issuance and sale of the Notes to the Initial Purchasers and the consummation of the transactions described under the heading "Use of Proceeds" and "Business-California Newspapers Partnership" in the Offering Circular), will not conflict with or constitute or result in a breach or violation by the Company or any of its subsidiaries or Affiliates, as the case may be, of any of (i) the terms or provisions of, or constitute a default by the Company or any of its subsidiaries or Affiliates under, any indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, or other agreement or instrument to which it is a party or to which any of them or their respective properties is subject, which conflict, breach, violation or default could have, singly or in the aggregate, a Material Adverse Effect, (ii) its certificate of incorporation or bylaws, or (iii) (assuming compliance with all applicable state securities and "Blue Sky" laws and applicable federal securities laws in connection with the registration of the Exchange Notes with the Commission) any statute, judgment, decree, order, rule or regulation of any court or governmental agency or other

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                                        -6-


     body applicable to it or any of their properties, which conflict, breach, violation or default could reasonably be expected to have a Material Adverse Effect.

          (i) The Company and its subsidiaries, as the case may be, have entered into definitive agreements with each of the parties necessary, and, in order to, consummate the transactions contemplated by this Agreement.

          (j) Except as otherwise specifically stated therein, the audited consolidated financial statements and schedules of the Company and its consolidated subsidiaries included in the Offering Circular present fairly the consolidated financial position, results of operations and cash flows of the Company and its consolidated subsidiaries at the dates and for the periods to which they relate and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis.
     The unaudited consolidated financial statements and the related notes included in the Offering Circular present fairly the consolidated financial position, results of operations and cash flows of the Company and its consolidated subsidiaries at the dates and for the periods to which they relate, subject to year-end audit adjustments, and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, except as otherwise stated therein. Ernst & Young LLP which has examined such audited consolidated financial statements included in the Offering Circular, is an independent public accounting firm as defined by the Act and the rules and regulations under the Act.

          (k) The pro forma consolidated financial statements and other pro forma financial information (including the notes thereto) included in the Offering Circular (A) present fairly in all material respects the information shown therein, except as specifically stated therein, (B) have been prepared in accordance with applicable requirements of Regulation S-X promulgated under the Securities and Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and (C) except as specifically stated therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements. The assumptions used in the preparation of the pro forma financial statements and other pro forma consolidated financial information included in the Offering Circular are set forth in all material respects in the notes to such pro forma statements and information and such assumptions are


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                                        -7-


     reasonable, and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

          (l) Except as specifically described in the Offering Circular, there is not pending or, to the best of the knowledge of the Company, threatened, any action, suit, proceeding, inquiry or investigation to which the Company or any of its subsidiaries or Affiliates is a party, or to which the property of the Company or any of its subsidiaries or Affiliates is subject, before or brought by any court or governmental agency or body, which could be reasonably likely to have, singly or in the aggregate, a Material Adverse Effect.

          (m) Both before and after giving effect to the offering, the Company and each of its subsidiaries own or possess adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights and know-how necessary to conduct the business now or proposed to be operated by them as described in the Offering Circular, and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with (or knows of any such infringement of or conflict with) asserted rights of others with respect to any patents, trademarks, service marks, trade names, copyrights or know-how which, if such assertion of infringement or conflict were sustained, could reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect.

          (n) Both before and after giving effect to the Offering, the Company and each of its subsidiaries have obtained all licenses, permits, franchises and other governmental authorizations necessary to conduct the business now or proposed to be operated by them as described in the Offering Circular, the lack of which could reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect.

          (o) Subsequent to the respective dates as of which information is given in the Offering Circular and except as specifically described therein, (i) neither the Company nor any of its subsidiaries has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, not in the ordinary course of business and
     (ii) the Company has not purchased any of its outstanding capital stock, nor declared, paid or oth-

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                                        -8-


     erwise made any dividend or distribution of any kind on its capital stock.

          (p) Neither the Company nor any of its subsidiaries is in violation of any federal, state or local law relating to occupational safety and health or to the storage, handling or transportation of hazardous or toxic materials and the Company and its subsidiaries have obtained all permits, licenses or other approvals required under applicable federal and state occupational safety and health and environmental laws and regulations to conduct their businesses as described in the Offering Circular and the Company and its subsidiaries are in compliance with all terms and conditions of any such required permit, license or approval, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms of such permits, licenses or approvals which could not reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect.

          (q) There are no actual or threatened legal or governmental proceedings required to be described in a prospectus pursuant to the Act or the Rules and Regulations that are not described in the Offering Circular, nor any contracts or other documents required to be described in a prospectus pursuant to the Act or the Rules and Regulations that are not described in the Offering Circular. Except as specifically set forth in the Offering Circular, both before and after giving effect to the Offering, neither the Company nor any of its subsidiaries is in default under any contracts or other agreement or instrument to which any of them is a party or to which any of them or their respective properties or assets is subject (the "CONTRACTS"), has received a notice or claim of any such default or has knowledge of any breach of any of the Contracts, except such defaults or breaches as could not reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect.

          (r) Subsequent to the date of the most recent financial statements contained in the Offering Circular, there has been no material adverse change, or any development involving a prospective material adverse change in or affecting the financial condition or position, results of operations, business or prospects of the Company and its subsidiaries taken as a whole, except as specifically set forth in the Offering Circular.

          (s) The Company and each of its subsidiaries and Affiliates have filed all necessary federal and state income and franchise tax returns, and have paid all taxes shown as due thereon; and other than tax deficiencies which the Company or its subsidiaries or Affiliates are contesting in good faith and for which the Company reasonably believes that adequate reserves have been provided, there is no tax deficiency that has been asserted against the Company or any of its subsidiaries or Affiliates that could reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect.

          (t) Except as specifically set forth in the Offering Circular both before and after giving effect to the offering and the transactions contemplated thereby, there are no consensual encumbrances or restrictions on the ability of any subsidiary of the Company (i) to pay dividends or make any other distributions on such subsidiary's capital stock or to pay any indebtedness owed to the Company or any other subsidiary of the Company, (ii) to make any loans or advances to, or investments in, the Company or any other subsidiary of the Company or (iii) to transfer any of its property or assets to the Company or any other subsidiary of the Company.

          (u) Neither the Company nor any agent acting on its behalf has taken or will take any action that might cause this Agreement or the sale of the Notes to violate Regulation T, U or X of the Board of Governors of the Federal Reserve System.

          (v) The Company and each of its subsidiaries have good title to all real property and good title to all personal and real property described in the Offering Circular as being owned by it or reflected on the Company's consolidated balance sheet, and good title to all leasehold estates in the real property and good title to personal property described in the Offering Circular as being leased by it, free and clear of all liens, charges, encumbrances or restrictions, except, in each case, as specifically described in the Offering Circular. Both before and after giving effect to the Offering and the transactions contemplated thereby, all leases, contracts and agreements, to which the Company or any of its subsidiaries is a party or by which any of them is bound are valid and enforceable against the Company or any such subsidiary, are, to the best knowledge of the Company, valid and enforceable against the other party or parties thereto and are in full force and effect with only such exceptions as could not be reasonably expected to have, singly or in the aggregate, a Material Adverse Effect.

          (w) Both before and after giving effect to the Offering and the transactions contemplated thereby, neither the Company nor any of its subsidiaries has violated any federal, state or local law relating to discrimination in the hiring, promotion or pay of employees nor any applicable wage or hour laws, nor any provisions of the Employee Retirement Income Security Act of 1974 ("ERISA") or the rules and regulations promulgated thereunder, nor has the Company or any of its subsidiaries engaged in any unfair labor practice, which in each case could result, singly or in the aggregate, in a Material Adverse Effect. Both before and after giving effect to the Offering and the transactions contemplated thereby, there is (i) no unfair labor practice complaint pending against the Company or any of its subsidiaries or, to the best knowledge of the Company, threatened against any of them, before the National Labor Relations Board or any state or local labor relations board, and no grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is pending against the Company or any of its subsidiaries or, to the best knowledge of the Company, threatened against any of them, (ii) no strike, labor dispute, slowdown or stoppage pending against the Company or any of its subsidiaries or, to the best knowledge of the Company, threatened against the Company or any of its subsidiaries and (iii) to the best knowledge of the Company, no union representation question existing with respect to the employees of the Company or any of its subsidiaries such as could reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect.

          (x) Both before and after giving effect to the Offering and the transactions contemplated thereby, the Company and each subsidiary has maintained and will maintain insurance, including without limitations, defamation insurance, covering their properties, operations, personnel and businesses. Such insurance insures against such losses and risks as are adequate in accordance with customary industry practice to protect the Company and its subsidiaries and their businesses. Neither the Company nor any subsidiary of the Company has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be

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                                        -11-


     made in order to continue such insurance. All such insurance is outstanding and duly in force.

          (y) Both before and after giving effect to the Offering and the transactions contemplated thereby, the Company was not and is not an "investment company" or an affiliated person of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

          (z) Both before and after giving effect to the Offering and the transactions contemplated thereby, (i) the fair value and present fair saleable value of the assets of the Company, on a consolidated basis, will exceed the sum of its stated liabilities and identified contingent liabilities; and (ii) none of the Company nor any of its Subsidiaries is, nor will any of them or the Company be, both before and after giving effect to the Offering (a) left with unreasonably small capital with which to carry on their business as it is proposed to be conducted, (b) unable to pay their debts (contingent or otherwise) as they mature or (c) insolvent.

          (aa) Neither the Company nor any of its directors, officers or controlling persons has taken, directly or indirectly, any action designed, or which might reasonably be expected, to cause or result, under the Act or otherwise, in, or which has constituted, stabilization or manipulation of the price of any security of the Company.

          (bb) The Notes, the Indenture, the Registration Rights Agreement and this Agreement conform in all material respects to the descriptions thereof in the Offering Circular.

          (cc) The Company has reviewed its operations and that of its subsidiaries and any third parties with which the Company or any of its subsidiaries has a material relationship to evaluate the extent to which the business or operations of the Company or any of its subsidiaries will be affected by the Year 2000 Problem. As a result of such review, the Company has no reason to believe, and does not believe, that the Year 2000 Problem will have a Material Adverse Effect or result in any material loss or interference with the Company's business or operations. The "Year 2000 Problem" as used herein means any significant risk that computer hardware or software used in the receipt, transmission, processing, manipulation, storage, retrieval, retransmission or other utilization of data or in the operation of mechanical or electrical systems of any kind will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000.

          3. PURCHASE, SALE AND DELIVERY OF THE NOTES. On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Initial Purchasers, and the Initial Purchasers, severally and not jointly, agree to purchase from the Company, at 97.386% of their principal amount, the aggregate principal amount of the Notes set forth on the signature page hereof with respect to each Initial Purchaser. One or more certificates in definitive form for the Notes that the Initial Purchasers have agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Initial Purchasers request upon notice to the Company at least 48 hours prior to the Closing Date, shall be delivered by or on behalf of the Company to the Initial Purchasers, against payment by or on behalf of the Initial Purchasers of the purchase price therefor by wire transfer payable in immediately available (same day) funds. Such delivery of and payment for the Notes shall be made at the offices of Cahill Gordon & Reindel, 80 Pine Street, New York, New York 10005, at 10:00 A.M., New York time, on March 16, 1999, or at such other place, time or date as the Initial Purchasers and the Company may agree upon, such time and date of delivery against payment being herein referred to as the "Closing Date." The Company will make such certificate or certificates for the Notes available for checking and packaging by the Initial Purchasers at the offices in New York, New York of Goldman, Sachs & Co., or at such other place as Goldman, Sachs & Co. may designate at least 24 hours prior to the Closing Date.

          4. OFFERING BY THE INITIAL PURCHASERS. The Initial Purchasers propose to make an offering of the Notes at the price and upon the terms set forth in the Final Offering Circular, as soon as practicable after this Agreement is entered into and as in the judgment of the Initial Purchasers is advisable.

          5. COVENANTS OF THE COMPANY. The Company covenants and agrees with the Initial Purchasers that:

          (a) Except as provided in paragraph (c), the Company will not amend or supplement the Final Offering Circular or any amendment or supplement thereto, unless the Initial Purchasers shall previously have been advised and furnished a copy for a reasonable period of time prior to the proposed amendment or supplement and as to which the Initial Purchasers shall have given their consent, not to be unreasonably withheld. The Company will, promptly, upon the reasonable request of the Initial Purchasers or counsel for the Initial Purchasers, make any amendments or supplements to the Preliminary Offering Circular or the Final Offering Circular that may be necessary or advisable in connection with the resale of the Notes by the Initial Purchasers.

          (b) The Company will cooperate with the Initial Purchasers in arranging for the qualification of the Notes for offering and sale under the securities or "Blue Sky" laws of such jurisdictions as the Initial Purchasers may designate and will continue such qualifications in effect for as long as may be necessary to complete the distribution of the Notes; PROVIDED, HOWEVER, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction in which it is not already so qualified.

          (c) If, at any time prior to the completion of the distribution by the Initial Purchasers of the Notes or the Private Exchange Notes, any event occurs as a result of which the Final Offering Circular as then amended or supplemented would include any untrue statement of a material fact, or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Final Offering Circular to comply with applicable law, the Company will promptly notify the Initial Purchasers thereof and will prepare at the Company's expense, an amendment or supplement to the Final Offering Circular that corrects such statement or omission or effects such compliance.

          (d) The Company will, at its expense, provide to the Initial Purchasers and to counsel for the Initial Purchasers as many copies of each Preliminary Offering Circular or Final Offering Circular or any amendment or supplement thereto as the Initial Purchasers may reasonably request.

          (e) The Company will apply the net proceeds from the sale of the Notes as set forth under "Use of Proceeds" in the Final Offering Circular.

          (f) For so long as the Notes remain outstanding, the Company will furnish to the Initial Purchasers copies of all reports and other communications (financial or otherwise) furnished by the Company to the Trustee or to the holders of the Notes and, as soon as available, copies of any reports or financial statements furnished to or filed by the Company with the Commission or any national securities exchange on which any class of securities of the Company may be listed.

          (g) Prior to the Closing Date, the Company will furnish to the Initial Purchasers, as soon as they have been prepared, a copy of any unaudited interim consolidated financial statements of the Company for any period subsequent to the period covered by its most recent financial statements appearing in the Final Offering Circular.

          (h) None of the Company, each of its subsidiaries or any of their respective affiliates will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any "security" (as defined in the Act) which could be integrated with the sale of the Notes in a manner which would require the registration under the Act of the Notes.

          (i) The Company and each of its subsidiaries will not engage in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) in connection with the offering of the Notes or in any manner involving a public offering within the meaning of
     Section 4(2) of the Act.

          (j) During the period beginning from the date hereof and continuing until the Closing Date, the Company will not offer, sell, contract to sell or otherwise dispose of, except as provided hereunder any securities of the Company that are substantially similar to the Notes, without the prior written consent of the Initial Purchasers.

          (k) For so long as any of the Notes remain outstanding, the Company will make available at its expense, upon request, to any holder of such Notes and any prospective purchasers thereof the information specified in

     Rule 144A(d)(4) under the Act, unless the Company is then subject to
     Section 13 or 15(d) of the Exchange Act.

          (l) The Company will use its best efforts to (i) permit the Notes to be designated PORTAL securities in accordance with the rules and regulations adopted by the NASD relating to trading in the Private Offerings, Resales and Trading through Automated Linkages market (the "PORTAL MARKET") and (ii) permit the Notes to be eligible for clearance and settlement through The Depository Trust Company.

          6. EXPENSES. The Company agrees to pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 10 hereof or otherwise, including all costs and expenses incident to (i) the printing or other production of documents with respect to the transactions, including any costs of printing the Preliminary Offering Circular and the Final Offering Circular and any amendment or supplement thereto, and any "Blue Sky" memoranda, (ii) all arrangements relating to the delivery to the Initial Purchasers of copies of the foregoing documents,
(iii) the fees and disbursements of the counsel, the accountants and any other experts or advisors retained by the Company, (iv) preparation (including printing), issuance and delivery to the Initial Purchasers of the Notes, (v) the qualification of the Notes under state securities and "Blue Sky" laws, including filing fees and fees and disbursements of counsel for the Initial Purchasers relating thereto, (vi) all expenses and listing fees incurred in connection with the application for quotation of the Notes on the PORTAL Market, (vii) expenses of the Company and the Initial Purchasers in connection with any meetings with prospective investors in the Notes, (viii) fees and expenses of the Trustee, including reasonable fees and expenses of counsel, and (ix) any fees charged by investment rating agencies for the rating of the Notes. If the sale of the Notes provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth in Section 7 hereof is not satisfied, because this Agreement is terminated pursuant to Section 11 hereof or because of any failure, refusal or inability on the part of the Company to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder other than by reason of a default by the Initial Purchasers, the Company will reimburse the Initial Purchasers upon demand for all out-of-pocket expenses (including the reasonable fees and disbursements of the Initial Purchasers and of counsel for the

Initial Purchasers) that shall have been incurred by the Initial Purchasers in connection with the proposed purchase and sale of the Notes.

          7. CONDITIONS OF THE INITIAL PURCHASERS' OBLIGATIONS. The obligation of the Initial Purchasers to purchase and pay for the Notes shall be subject to the following conditions:

          (a) The Initial Purchasers shall have received an opinion in form and substance satisfactory to the Initial Purchasers, dated the Closing Date, of Verner, Liipfert, Bernhard, McPherson and Hand, counsel for the Company, substantially in the form of Exhibit B hereto.

          (b) The Initial Purchasers shall have received an opinion, dated the Closing Date, of Cahill Gordon & Reindel, counsel for the Initial Purchasers, with respect to certain legal matters relating to this Agreement, and such other related matters as the Initial Purchasers may require.

          (c) The Initial Purchasers shall have received a letter or letters dated, respectively, the date hereof and the Closing Date, from Ernst & Young LLP, in form and substance satisfactory to the Initial Purchasers.

          (d) The representations and warranties of the Company contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date; the Company shall have complied with all covenants and agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date; and subsequent to the date of the most recent financial statements in the Final Offering Circular, there shall not have occurred or become known any material adverse change in the business, condition (financial or other), results of operations or prospects of the Company and its subsidiaries, taken as a whole, except as specifically set forth in the Final Offering Circular (a "MATERIAL ADVERSE CHANGE").

          (e) The sale of the Notes by the Company hereunder shall not be enjoined (temporarily or permanently) on the Closing Date.

          (f) Subsequent to the date as of which information is given in the Final Offering Circular, except as spe-cifically described in the Final Offering Circular (both before and after giving effect to the transactions to occur on or before the Closing Date), none of the Company or any of its subsidiaries shall have incurred any liabilities or obligations, direct or contingent (other than in the ordinary course of business) that are material to the Company and its subsidiaries, taken as a whole, or entered into any transactions not in the ordinary course of business that are material to the business, condition (financial or other), results of operations or prospects of the Company and its subsidiaries, taken as a whole, and, other than as specifically set forth in the Final Offering Circular, there shall not have been any change in the capital stock or long-term indebtedness of the Company or its subsidiaries that is material to the business, condition (financial or other), results of operations or prospects of the Company and its subsidiaries, taken as a whole.

          (g) Subsequent to the date as of which information is given in the Final Offering Circular, the conduct of the business and operations of the Company or any of its subsidiaries has not been interfered with by strike, fire, flood, hurricane, accident or other calamity (whether or not insured) or by any court or governmental action, order or decree, and, except as otherwise stated therein, the properties of the Company or any of its subsidiaries have not sustained any loss or damage (whether or not insured) as a result of any such occurrence, except any such interference, loss or damage which could not reasonably be expected to have a Material Adverse Effect.

          (h) The Initial Purchasers shall have received a certificate, dated the Closing Date, of the Chairman and the Chief Financial Officer of the Company to the effect that:

               (i) The representations and warranties of the Company in this Agreement are true and correct in all material respects as if made on and as of the Closing Date, and the Company has performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, provided, however that if any such representation or warranty is already qualified by materiality, such representation or warranty, as so qualified, is true and correct in all respects;

               (ii) At the Closing Date, since the date hereof or subsequent to the respective dates as of which information is given in the Final Offering Circular (exclusive of any amendment or supplement thereto after the date hereof), there has not occurred or become known any event or events that could reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect;

               (iii)Subsequent to the respective dates as of which information is given in the Final Offering Circular, except in each case as specifically described in the Final Offering Circular, exclusive of any amendment or supplement thereto after the date hereof (both before and after giving effect to the Offering and the transactions contemplated thereby), none of the Company or any of its Subsidiaries has incurred any liabilities or obligations, direct or contingent (other than in the ordinary course of business) that are material to the Company and its subsidiaries, taken as a whole, or entered into any transactions not in the ordinary course of business that are material to the business, condition (financial or other), results of operations or prospects of the Company and its subsidiaries, taken as a whole, and, other than as specifically set forth in the Final Offering Circular, there shall not have been any change in the capital stock or long-term indebtedness of the Company or its subsidiaries that is material to the business, condition (financial or other), results of operations or prospects of the Company and its subsidiaries, taken as a whole;

               (iv) Subsequent to the respective dates as of which information is given in the Final Offering Circular and exclusive of any amendment or supplement thereto after the date hereof, the conduct of the business and operations of the Company or any of its subsidiaries has not been interfered with by strike, fire, flood, hurricane, accident or other calamity (whether or not insured) or by any court or governmental action, order or decree, and, except as otherwise specifically stated therein, the properties of the Company or any of its subsidiaries have not sustained any loss or damage (whether or not insured) as a result of any such occurrence, except any such interference, loss or damage which could not reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect; and

               (v) The sale of the Notes by the Company hereunder has not been enjoined (temporarily or permanently).

          (i) On or before the Closing Date, the Initial Purchasers and counsel for the Initial Purchasers shall have received such further documents, certificates and schedules or instruments relating to the business, corporate, legal and financial affairs of the Company as they shall have heretofore reasonably requested from the Company.

          All such opinions, certificates, letters, schedules, documents or instruments delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory to the Initial Purchasers and counsel for the Initial Purchasers. The Company shall furnish to the Initial Purchasers such conformed copies of such opinions, certificates, letters, schedules, documents and instruments in such quantities as the Initial Purchasers shall reasonably request.

          8. OFFERING OF NOTES; RESTRICTIONS ON TRANSFER. Each of the Initial Purchasers represents and warrants, as to itself only, that it is a QIB. Each of the Initial Purchasers agrees that (i) it has not and will not solicit offers for, or offer or sell, the Notes by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Act; and (ii) it has solicited and will solicit offers for the Notes only from, and will offer the Notes only to (A) in the case of offers inside the United States, persons whom the Initial Purchasers reasonably believe to be QIBs or, if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to such Initial Purchaser that each such account is a QIB, to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A, and, in each case, in transactions under Rule 144A and (B) in the case of offers outside the United States, to persons other than U.S. persons ("FOREIGN PURCHASERS," which term shall included dealers or other professional fiduciaries in the United States acting on a discretionary basis for foreign beneficial owners (other than an estate or trust)); PROVIDED, HOWEVER, that, in the case of this clause (B), in purchasing such Notes such persons are deemed to have represented and agreed as provided in the restrictive legend as set forth on Exhibit A of the Indenture.

          9. INDEMNIFICATION AND CONTRIBUTION. (a) The Company agrees to indemnify and hold harmless the Initial Purchasers, their directors, their officers and their agents and each person, if any, who controls the Initial Purchasers within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and each such person's officers, directors and agents against any losses, claims, damages or liabilities, joint or several, to which each such person may become subject under the Act, the Exchange Act or otherwise, insofar as any such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

     (i) any untrue statement or alleged untrue statement of any material fact contained in (A) any Offering Circular or any amendment thereto or (B) any application or other document, or any amendment or supplement thereto, executed by or on behalf of the Company or based upon information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Notes under the securities or "Blue Sky" laws thereof or filed with the Commission or any securities association or securities exchange (each, an "APPLICATION"); or

     (ii) the omission or alleged omission to state, in any Offering Circular or any amendment thereto or any Application, a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse, as incurred, the Initial Purchasers and each such other person for any reasonable legal or other expenses reasonably incurred by the Initial Purchasers or such person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action;

          PROVIDED, HOWEVER, the Company will not be liable to an Initial Purchaser in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in any Offering Circular or any amendment or supplement thereto, or any Application in reliance upon and in conformity with written information furnished to the Company by such Initial Purchaser specifically for use therein. This indemnity agreement will be in addition to any liability that the Company may otherwise have to the indemnified parties. The Company will not, without the prior written consent of the Initial Purchasers, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification by the Initial Purchasers may be sought hereunder (whether or not the Initial Purchasers or any person who controls the Initial Purchasers within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent to the entry of any judgment (i) includes an unconditional release of the Initial Purchasers and each such other person from all liability arising out of such claim, action, suit or proceeding and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of the Initial Purchasers.

          (b) Each Initial Purchaser, severally and not jointly, will indemnify and hold harmless each of the Company and its directors and officers and their agents and each person, if any, who controls the Company within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company or any such director, officer, agent or controlling person may become subject under the Act, the Exchange Act, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Offering Circular or any amendment or supplement thereto, or any Application or (ii) the omission or the alleged omission to state therein a material fact required to be stated in any Offering Circular or any amendment or supplement thereto, or any Application, or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Initial Purchaser specifically for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses incurred by the Company or any such director, officer, controlling person or agent in connection with investigating or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability that the Initial Purchasers may otherwise have to the indemnified parties. The Initial Purchasers will not, without the prior written consent of the Company, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification by the Company may be sought hereunder (whether or not the Company or any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent to the entry of any judgment (i) includes an unconditional release of the Company and each such other person from all liability arising out of such claim, action, suit or proceeding and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of the Company.

          (c) Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 9, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party (i) will not relieve it from any liability under paragraph (a) or (b) above unless it did not otherwise learn of such action and only if and to the extent that such omission to notify results in material prejudice to the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraphs (a) and (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; PROVIDED, HOWEVER, that if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the parties in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, or
(iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action, then, in each such case, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties at the cost and expense of the indemnifying party. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 9 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Initial Purchasers in the case of paragraph (a) of this Section 9 or the Company in the case of paragraph (b) of this Section 9, representing the indemnified parties under such paragraph (a) or paragraph (b), as the case may be, who are parties to such action or actions) or (ii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party, which consent shall not be unreasonably withheld.

          (d) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 9 is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Notes or (ii) if the allocation provided by the foregoing clause
(i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative benefits received by the Company on the one hand and the Initial Purchasers on the other shall be deemed to be in the same proportion as the total proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Initial Purchasers. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand, or the Initial Purchasers on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The Company and the Initial Purchasers agre that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Company on the one hand and the Initial Purchasers on the other hand were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph (d). Notwithstanding any other provision of this paragraph (d), the Initial Purchasers shall not be obligated to make contributions hereunder that in the aggregate exceed the total underwriting discounts and commissions received by the Initial Purchasers under this Agreement, less the aggregate amount of any damages that the Initial Purchasers has otherwise been required to pay by reason of the untrue or alleged untrue statements or the omissions or alleged omissions to state a material fact, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls the Initial Purchasers within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Initial Purchasers, and each director of the Company, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company.

          10. SURVIVAL CLAUSE. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company, its officers and the Initial Purchasers set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, the Initial Purchasers or any of the other persons referred to in Section 9 hereof and (ii) delivery of and payment for the Notes. The respective agreements, covenants, indemnities and other statements set forth in Sections 6 and 9 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

          11. TERMINATION. (a) This Agreement may be terminated in the sole discretion of Goldman, Sachs & Co. by notice to the Company given prior to the Closing Date in the event that the Company shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if, at or prior to the Closing Date:

     (i) the Company shall have sustained any loss or interference with respect to its businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, which loss or interference, in the sole judgment of Goldman, Sachs & Co., has had or could reasonably be expected to have a Material Adverse Effect, or there shall have been or become known, in the sole judgment of Goldman, Sachs & Co., any Material Adverse Change, or any development involving a prospective Material Adverse Change (including without limitation a change in management or control of the Company), except in each case as specifically described in the Final Offering Circular (exclusive of any amendment or supplement thereto);

    (ii) trading in securities generally on the New York or American Stock Exchange shall have been suspended or minimum or maximum prices shall have been established on any such exchange;

   (iii) a banking moratorium shall have been declared by New York or United States authorities;

    (iv) there shall have been or occurred (A) an outbreak or escalation of hostilities between the United States and any foreign power, (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or any other national or international calamity or emergency or (C) any material change in the financial markets of the United States which, in any such case, in the sole judgment of Goldman Sachs & Co., makes it impracticable or inadvisable to proceed with the offering or the delivery of the Notes as contem-plated by the Final Offering Circular (exclusive of any amendment or supplement thereto); or

     (v) any securities of the Company or any of its subsidiaries shall have been downgraded or placed on any "watch list" for possible downgrading by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a positive upgrading, and no implication of a possible downgrading).

          (b) Termination of this Agreement pursuant to this Section 11 shall be without liability of any party to any other party except as otherwise provided herein.


          12.  INITIAL PURCHASER DEFAULT.

          (a) If any Initial Purchaser shall default in its obligation to purchase the Notes which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Notes on the terms contained herein. If within thirty-six hours after such default by any Initial Purchaser you do not arrange for the purchase of such Notes , then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Notes on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Notes, or the Company notifies you that it has so arranged for the purchase of such Notes, you or the Company shall have the right to postpone the Closing Date for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Offering Circular, or in any other documents or arrangements, and the Company agrees to prepare promptly any amendments to the Offering Circular which in your opinion may thereby be made necessary. The term "Initial Purchaser" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Notes.

          (b) If, after giving effect to any arrangements for the purchase of the Notes of a defaulting Initial Purchaser or Initial Purchasers by you and the Company as provided in subsection (a) above, the aggregate principal amount of such Notes which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Notes, then the Company shall have the right to require each non-defaulting Initial Purchaser to purchase the principal amount of which such Initial Purchaser agreed to purchase hereunder and, in addition, to require each non-defaulting Initial Purchaser to purchase its pro rata share (based on the principal amount of Notes which such Initial Purchaser agreed to purchase hereunder) of the Notes of such defaulting Initial Purchaser or Initial Purchasers for which such arrangements have not been made; but nothing herein shall relieve a defaulting Initial Purchaser from liability for its default.

          (c) If, after giving effect to any arrangements for the purchase of the Notes of a defaulting Initial Purchaser or Initial Purchasers by you and the Company as provided in subsection (a) above, the aggregate principal amount of Notes which remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Notes, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Initial Purchasers to purchase Notes of a defaulting Initial Purchaser or Initial Purchasers, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Initial Purchaser or the Company, except for the expenses to be borne by the Company and the Initial Purchasers as provided in Section 6 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Initial Purchaser from liability for its default.

          13. INFORMATION SUPPLIED BY THE INITIAL PURCHASERS. The statements set forth in the last paragraph on the inside front cover page (i), the second and third sentences of the second paragraph, the fifth, sixth and seventh paragraphs under the heading "Underwriting" in the Final Offering Circular (to the extent such statements relate to the Initial Purchasers) constitute the only information furnished by the Initial Purchasers to the Company. Each Initial Purchaser confirms that such statements (to the extent such statements relate to such Initial Purchaser) are correct.

          14. NOTICES. All communications hereunder shall be in writing and, if sent to the Initial Purchasers, shall be mailed or delivered or telecopied and confirmed in writing to Goldman, Sachs & Co., 32 Old Slip, 8th Floor, New York, New York 10004, Attention: Registration Department; if sent to the Company, shall be mailed or delivered or telecopied and confirmed in writing to the Company at Garden State Newspapers,

Inc., c/o MediaNews Group Inc., 1560 Broadway, Suite 1450, Denver, Colorado 80202, Attention: Chief Financial Officer, with copies to Verner, Liipfert, Bernhard, McPherson and Hand, 901-15th Street, N.W., Washington, D.C. 20005-2301. Attn: Harold I. Freilich.

          15. SUCCESSORS. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Company and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained other than the persons described in Section 9 (but only to the extent provided in such Section); this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the persons specifically referred to therein. No purchaser of Notes from the Initial Purchasers will be deemed a successor because of such purchase.

          16. APPLICABLE LAW. The validity and interpretation of this agreement, and the terms and conditions set forth herein shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any provisions relating to conflicts of law.

          17. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall, when fully executed and delivered by the Company and the Initial Purchaser constitute a binding agreement among the Company and the Initial Purchasers.

                                        Very truly yours,

                                        GARDEN STATE NEWSPAPERS, INC.

                                        By:
                                           ----------------------------------
                                           Name:
                                           Title:

The foregoing Agreement is hereby con-
firmed and accepted as of the date
first above written.

GOLDMAN, SACHS & CO.
BNY CAPITAL MARKETS, INC.
NATIONSBANC MONTGOMERY SECURITIES LLC
FIRST UNION CAPITAL MARKETS CORP.

By:
   --------------------------------
       (Goldman, Sachs & Co.)

                                     SCHEDULE I
                                     ----------

                                                        PRINCIPAL AMOUNT OF
INITIAL PURCHASER                                    SECURITIES TO BE PURCHASED
-----------------                                    --------------------------
Goldman, Sachs & Co. . . . . . . . . . . . . . . .           $120,000,000
BNY Capital Markets, Inc.. . . . . . . . . . . . .             30,000,000
Nationsbanc Montgomery Securities LLC. . . . . . .             30,000,000
First Union Capital Markets Corp.. . . . . . . . .             20,000,000
                                                             ------------
               Total . . . . . . . . . . . . . . .           $200,000,000
                                                             ------------
                                                             ------------